Exhibit 10.2

WHEELCHAIR ADL SOLUTIONS CORPORATION

SUBSCRIPTION AGREEMENT

Wheelchair ADL Solutions Corporation

1324 N. Liberty Lake Road #169

Liberty Lake, WA  99019

Re:  Wheelchair ADL Solutions Corporation Common Stock

Ladies and Gentlemen:

The undersigned investor in this Subscription Agreement hereby acknowledges receipt of the Prospectus, dated __________________, 2012, of Wheelchair ADL Solutions Corporation, a Nevada corporation (the “Company”), and subscribes for the following number of shares upon the terms and conditions set forth in the Prospectus.

The Investor agrees that this Subscription Agreement is subject to availability and acceptance by the Company.

The Investor hereby subscribes for ____________ shares of the Company’s common stock (“Common Stock”) at $0.25 per share, for an aggregate purchase price of $____________.

Payment of $____________ as payment in full of the purchase price is being made via check directly to the Company.

If this subscription is rejected by the Company, in whole or in part, for any reason, all funds will be returned within three business days of the Company’s receipt of such funds, without interest or deduction of any kind.

__________________________________________________________________________________________________________

Purchaser Information:

Printed Name:

Signature;

Date:

Address:

__________________________________________________________________________________________________________

The foregoing Subscription is hereby accepted in full on behalf of Wheelchair ADL Solutions Corporation.

Date ___________________.

WHEELCHAIR ADL SOLUTIONS CORPORATION

By:

/s/ Matthew Allen

Name:

Matthew Allen

Title:

President and Director